Commitments, Guarantees, and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments, Guarantees, and Contingencies	Commitments, Guarantees, and Contingencies
Commitments

AltaGas has long-term natural gas purchase and transportation arrangements, LPG purchase agreements, crude oil and condensate purchase agreements, electricity purchase arrangements, service agreements, pipeline and storage service contracts, capital commitments, environmental commitments, merger commitments, and operating leases for office space, office equipment, vehicles, rail cars, land, storage, aquatic surface use, and other equipment, all of which are transacted at market prices and in the normal course of business.

Future payments of these commitments as at December 31, 2022 are estimated as follows:

	2023	2024	2025	2026	2027	2028 & beyond	Total
Gas purchase (a) (b)	$1,433	$1,209	$1,088	$1,014	$1,004	$3,406	$9,154
Pipeline and storage services (b) (c)	474	428	392	347	303	749	2,693
LPG purchase (d)	431	336	251	173	150	194	1,535
Electricity purchase (e)	869	616	231	56	16	2	1,790
Operating leases (f)	101	96	81	72	56	156	562
Service agreements (g) (h) (i)	76	53	47	38	29	251	494
Environmental (j)	10	1	1	1	—	—	13
Post-acquisition contingent payments (k)	5	—	—	—	—	—	5
Crude oil and condensate purchase (l)	14	—	—	—	—	—	14
Merger commitments (m)	5	2	1	1	1	—	10
Capital projects (n)	32	—	—	—	—	—	32
	$3,450	$2,741	$2,092	$1,702	$1,559	$4,758	$16,302
(a)AltaGas enters into contracts to purchase natural gas from various suppliers for its utilities. These contracts are used to ensure that there is an adequate supply of natural gas to meet the needs of customers and to minimize exposure to market price fluctuations. Gas purchase commitments are valued based on fixed prices and forward prices, which may fluctuate significantly from period to period. Pursuant to the May 26, 2022 announcement of the Alaska Utilities Disposition, $2.6 billion of the gas purchase commitments are associated with the assets held for sale at December 31, 2022. The transaction closed on March 1, 2023. Refer to Notes 5 and 34 for more details.
(b)Excludes an estimated US$7.6 billion of natural gas purchases through 2033 and US$1 billion of pipeline contracts through 2043 that are contingent on the in-service date of the Mountain Valley Pipeline.
(c)Pipeline and storage commitments include minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through 2044.
(d)AltaGas enters into contracts to purchase LPGs for its operations at RIPET and Ferndale. These contracts are used to ensure that there is an adequate supply of LPGs to meet shipment commitments and to minimize exposure to market price fluctuations. LPG purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.
(e)AltaGas enters into contracts to purchase electricity from various suppliers for its non-utility business. Electricity purchase commitments are based on existing fixed price and fixed volume contracts, and include US$78 million of commitments related to renewable energy credits.
(f)Operating leases include lease arrangements for office space, office equipment, field equipment, rail cars, aquatic use, vehicles, power and gas facilities, transmission and distribution assets, and land. Operating leases also include $203 million in future undiscounted cash flows associated with leasing arrangements for the use of Very Large Gas Carriers (VLGCs) that are anticipated to commence between 2023 and 2024 and $11 million in future discounted cash flows associated with leasing arrangements for rail cars commencing in 2023.
(g)In 2014, AltaGas' Blythe facility entered into a Long-Term Service Agreement (LTSA) with a service pro to complete various upgrade and maintenance services on the Combustion Turbines (CT) at the Blythe facility over 124,000 equivalent operating hours per CT, or 25 years, whichever comes first. The LTSA has variable fees on a per equivalent operating hour basis. As at December 31, 2022, the total commitment was $148 million payable over the next 13 years, of which $53 million is expected to be paid over the next 5 years.
(h)In 2017, AltaGas entered into a 12-year service agreement commencing in 2019 for tug services to support the marine operations of RIPET.
(i)In 2015, AltaGas entered into a Project Agreement that contemplated the sublease of lands from Ridley Terminals Inc. (RTI, now Trigon Pacific Terminals Ltd. (Trigon)), provision of certain terminal services, and access to Trigon's terminal facilities to support RIPET's operations for an initial term of 20 years ending in 2039. In 2019, RILE LP and Trigon executed a Terminal Services Agreement that formalized the concepts outlined in the Project Agreement.
(j)Environmental commitments include committed payments related to certain environmental response costs.
(k)Relating to certain air-related violations at the Ferndale terminal. The penalty was paid in full in February 2023.
(l)AltaGas enters into contracts to purchase crude oil and condensates for marketing, sale, and distribution. These contracts are used to ensure that there is an adequate supply of crude oil and condensates to meet the needs of customers and to minimize exposure to market price fluctuations. Crude oil and condensate commitments are valued based on forward prices, which may fluctuate significantly from period to period.
(m)Represents the estimated future payments of WGL merger commitments that have been accrued but not paid. Among other things, these commitments include rate credits distributable to both residential and non-residential customers to partially offset rate increases resulting from gas expansion, extension of natural gas service over a 10-year period and other programs, various public interest commitments, and safety programs. As at December 31, 2022, the cumulative amount of merger commitments that have been expensed but not yet paid is approximately US$8 million. Additionally, there are a number of operational commitments with various timeframes, including the funding of leak mitigation and reducing leak backlogs, the funding of damage prevention efforts, developing projects to extend natural gas service, maintaining pre-merger quality of service standards including odor call response times, increasing supplier diversity, achieving synergy savings benefits, as well as reporting and tracking related to certain commitments, and causing the development of 15 MW of either electric grid energy storage or tier one renewable resources.
(n)Commitments for capital projects. Estimated amounts are subject to variability depending on the actual construction costs.
Guarantees

AltaGas has guaranteed payments primarily for certain commitments on behalf of some of its subsidiaries. As at December 31, 2022, AltaGas has no guarantees issued on behalf of external parties.

Contingencies
AltaGas and its subsidiaries are subject to various legal claims and actions arising in the normal course of business. While the final outcome of such legal claims and actions cannot be predicted with certainty, the Corporation does not believe that the resolution of such claims and actions will have a material impact on the Corporation’s consolidated financial position or results of operations. As at December 31, 2022, a liability of US$4 million (approximately CAD $5 million) has been recorded for penalties related to certain alleged air-related violations at the Ferndale terminal. On January 13, 2023, Petrogas West, LLC signed a Settlement Agreement with the Northwest Clean Air Agency (NWCAA) in order to resolve these alleged violations. The penalty was paid in February 2023 and represents a full and final resolution of all claims brought, or that could have been brought by the NWCAA related to the alleged violations.